EXHIBIT 24

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, the undersigned, a director of The St. Paul Travelers Companies, Inc., a Minnesota corporation (the “Company”), do hereby make, nominate and appoint Kenneth F. Spence, III, Bridget M. Healy and Bruce A. Backberg, and each of them, with full powers to act without the others, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign on my behalf a Registration Statement on Form S-3 for the registration of an undesignated amount of securities of the Company (the “Registration Statement”) to be filed with the Securities and Exchange Commission by the Company, St. Paul Travelers Capital Trust II, St. Paul Travelers Capital Trust III, St. Paul Travelers Capital Trust IV and St. Paul Travelers Capital Trust V and any and all amendments (including post-effective amendments) or supplements to the Registration Statement, and any related registration statements to be filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (each, a “Rule 462(b) Registration Statement”) and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission and shall have the same force and effect as though I had manually signed such Registration Statement or Rule 462(b) Registration Statement.

Signature:	/s/ John H. Dasburg
Name: John H. Dasburg

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, the undersigned, a director of The St. Paul Travelers Companies, Inc., a Minnesota corporation (the “Company”), do hereby make, nominate and appoint Kenneth F. Spence, III, Bridget M. Healy and Bruce A. Backberg, and each of them, with full powers to act without the others, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign on my behalf a Registration Statement on Form S-3 for the registration of an undesignated amount of securities of the Company (the “Registration Statement”) to be filed with the Securities and Exchange Commission by the Company, St. Paul Travelers Capital Trust II, St. Paul Travelers Capital Trust III, St. Paul Travelers Capital Trust IV and St. Paul Travelers Capital Trust V and any and all amendments (including post-effective amendments) or supplements to the Registration Statement, and any related registration statements to be filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (each, a “Rule 462(b) Registration Statement”) and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission and shall have the same force and effect as though I had manually signed such Registration Statement or Rule 462(b) Registration Statement.

Signature:	/s/ Leslie B. Disharoon
Name: Leslie B. Disharoon

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, the undersigned, a director of The St. Paul Travelers Companies, Inc., a Minnesota corporation (the “Company”), do hereby make, nominate and appoint Kenneth F. Spence, III, Bridget M. Healy and Bruce A. Backberg, and each of them, with full powers to act without the others, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign on my behalf a Registration Statement on Form S-3 for the registration of an undesignated amount of securities of the Company (the “Registration Statement”) to be filed with the Securities and Exchange Commission by the Company, St. Paul Travelers Capital Trust II, St. Paul Travelers Capital Trust III, St. Paul Travelers Capital Trust IV and St. Paul Travelers Capital Trust V and any and all amendments (including post-effective amendments) or supplements to the Registration Statement, and any related registration statements to be filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (each, a “Rule 462(b) Registration Statement”) and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission and shall have the same force and effect as though I had manually signed such Registration Statement or Rule 462(b) Registration Statement.

Signature:	/s/ Janet M. Dolan
Name: Janet M. Dolan

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, the undersigned, a director of The St. Paul Travelers Companies, Inc., a Minnesota corporation (the “Company”), do hereby make, nominate and appoint Kenneth F. Spence, III, Bridget M. Healy and Bruce A. Backberg, and each of them, with full powers to act without the others, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign on my behalf a Registration Statement on Form S-3 for the registration of an undesignated amount of securities of the Company (the “Registration Statement”) to be filed with the Securities and Exchange Commission by the Company, St. Paul Travelers Capital Trust II, St. Paul Travelers Capital Trust III, St. Paul Travelers Capital Trust IV and St. Paul Travelers Capital Trust V and any and all amendments (including post-effective amendments) or supplements to the Registration Statement, and any related registration statements to be filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (each, a “Rule 462(b) Registration Statement”) and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission and shall have the same force and effect as though I had manually signed such Registration Statement or Rule 462(b) Registration Statement.

Signature:	/s/ Kenneth M. Duberstein
Name: Kenneth M. Duberstein

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, the undersigned, a director of The St. Paul Travelers Companies, Inc., a Minnesota corporation (the “Company”), do hereby make, nominate and appoint Kenneth F. Spence, III, Bridget M. Healy and Bruce A. Backberg, and each of them, with full powers to act without the others, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign on my behalf a Registration Statement on Form S-3 for the registration of an undesignated amount of securities of the Company (the “Registration Statement”) to be filed with the Securities and Exchange Commission by the Company, St. Paul Travelers Capital Trust II, St. Paul Travelers Capital Trust III, St. Paul Travelers Capital Trust IV and St. Paul Travelers Capital Trust V and any and all amendments (including post-effective amendments) or supplements to the Registration Statement, and any related registration statements to be filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (each, a “Rule 462(b) Registration Statement”) and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission and shall have the same force and effect as though I had manually signed such Registration Statement or Rule 462(b) Registration Statement.

Signature:	/s/ Lawrence G. Graev
Name: Lawrence G. Graev

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, the undersigned, a director of The St. Paul Travelers Companies, Inc., a Minnesota corporation (the “Company”), do hereby make, nominate and appoint Kenneth F. Spence, III, Bridget M. Healy and Bruce A. Backberg, and each of them, with full powers to act without the others, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign on my behalf a Registration Statement on Form S-3 for the registration of an undesignated amount of securities of the Company (the “Registration Statement”) to be filed with the Securities and Exchange Commission by the Company, St. Paul Travelers Capital Trust II, St. Paul Travelers Capital Trust III, St. Paul Travelers Capital Trust IV and St. Paul Travelers Capital Trust V and any and all amendments (including post-effective amendments) or supplements to the Registration Statement, and any related registration statements to be filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (each, a “Rule 462(b) Registration Statement”) and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission and shall have the same force and effect as though I had manually signed such Registration Statement or Rule 462(b) Registration Statement.

Signature:	/s/ Thomas R. Hodgson
Name: Thomas R. Hodgson

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, the undersigned, a director of The St. Paul Travelers Companies, Inc., a Minnesota corporation (the “Company”), do hereby make, nominate and appoint Kenneth F. Spence, III, Bridget M. Healy and Bruce A. Backberg, and each of them, with full powers to act without the others, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign on my behalf a Registration Statement on Form S-3 for the registration of an undesignated amount of securities of the Company (the “Registration Statement”) to be filed with the Securities and Exchange Commission by the Company, St. Paul Travelers Capital Trust II, St. Paul Travelers Capital Trust III, St. Paul Travelers Capital Trust IV and St. Paul Travelers Capital Trust V and any and all amendments (including post-effective amendments) or supplements to the Registration Statement, and any related registration statements to be filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (each, a “Rule 462(b) Registration Statement”) and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission and shall have the same force and effect as though I had manually signed such Registration Statement or Rule 462(b) Registration Statement.

Signature:	/s/ Robert I. Lipp
Name: Robert I. Lipp

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, the undersigned, a director of The St. Paul Travelers Companies, Inc., a Minnesota corporation (the “Company”), do hereby make, nominate and appoint Kenneth F. Spence, III, Bridget M. Healy and Bruce A. Backberg, and each of them, with full powers to act without the others, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign on my behalf a Registration Statement on Form S-3 for the registration of an undesignated amount of securities of the Company (the “Registration Statement”) to be filed with the Securities and Exchange Commission by the Company, St. Paul Travelers Capital Trust II, St. Paul Travelers Capital Trust III, St. Paul Travelers Capital Trust IV and St. Paul Travelers Capital Trust V and any and all amendments (including post-effective amendments) or supplements to the Registration Statement, and any related registration statements to be filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (each, a “Rule 462(b) Registration Statement”) and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission and shall have the same force and effect as though I had manually signed such Registration Statement or Rule 462(b) Registration Statement.

Signature:	/s/ Blythe J. McGarvie
Name: Blythe J. McGarvie

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, the undersigned, a director of The St. Paul Travelers Companies, Inc., a Minnesota corporation (the “Company”), do hereby make, nominate and appoint Kenneth F. Spence, III, Bridget M. Healy and Bruce A. Backberg, and each of them, with full powers to act without the others, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign on my behalf a Registration Statement on Form S-3 for the registration of an undesignated amount of securities of the Company (the “Registration Statement”) to be filed with the Securities and Exchange Commission by the Company, St. Paul Travelers Capital Trust II, St. Paul Travelers Capital Trust III, St. Paul Travelers Capital Trust IV and St. Paul Travelers Capital Trust V and any and all amendments (including post-effective amendments) or supplements to the Registration Statement, and any related registration statements to be filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (each, a “Rule 462(b) Registration Statement”) and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission and shall have the same force and effect as though I had manually signed such Registration Statement or Rule 462(b) Registration Statement.

Signature:	/s/ Glen D. Nelson
Name: Glen D. Nelson

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, the undersigned, a director of The St. Paul Travelers Companies, Inc., a Minnesota corporation (the “Company”), do hereby make, nominate and appoint Kenneth F. Spence, III, Bridget M. Healy and Bruce A. Backberg, and each of them, with full powers to act without the others, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign on my behalf a Registration Statement on Form S-3 for the registration of an undesignated amount of securities of the Company (the “Registration Statement”) to be filed with the Securities and Exchange Commission by the Company, St. Paul Travelers Capital Trust II, St. Paul Travelers Capital Trust III, St. Paul Travelers Capital Trust IV and St. Paul Travelers Capital Trust V and any and all amendments (including post-effective amendments) or supplements to the Registration Statement, and any related registration statements to be filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (each, a “Rule 462(b) Registration Statement”) and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission and shall have the same force and effect as though I had manually signed such Registration Statement or Rule 462(b) Registration Statement.

Signature:	/s/ Clarence Otis, Jr.
Name: Clarence Otis, Jr.

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, the undersigned, a director of The St. Paul Travelers Companies, Inc., a Minnesota corporation (the “Company”), do hereby make, nominate and appoint Kenneth F. Spence, III, Bridget M. Healy and Bruce A. Backberg, and each of them, with full powers to act without the others, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign on my behalf a Registration Statement on Form S-3 for the registration of an undesignated amount of securities of the Company (the “Registration Statement”) to be filed with the Securities and Exchange Commission by the Company, St. Paul Travelers Capital Trust II, St. Paul Travelers Capital Trust III, St. Paul Travelers Capital Trust IV and St. Paul Travelers Capital Trust V and any and all amendments (including post-effective amendments) or supplements to the Registration Statement, and any related registration statements to be filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (each, a “Rule 462(b) Registration Statement”) and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission and shall have the same force and effect as though I had manually signed such Registration Statement or Rule 462(b) Registration Statement.

Signature:	/s/ Laurie J. Thomsen
Name: Laurie J. Thomsen